SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                       Fountain Powerboat Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       FOUNTAIN POWERBOAT INDUSTRIES, INC.
                   P.O. Drawer 457, 1653 Whichard's Beach Road
                        Washington, North Carolina 27889

                      NOTICE OF RESCHEDULED ANNUAL MEETING

To our Stockholders:

         The annual meeting of stockholders (the "Meeting") of Fountain Powerboat Industries, Inc. (the "Company") had initially been scheduled to be held on Tuesday, February 10, 1998. Because the Company anticipated that a quorum of stockholders would not be present on that date, the Meeting was rescheduled to 10:00 a.m. on Tuesday, April 21, 1998. The Meeting is to be held in the Second Floor Conference Room of the Company's principal executive offices, which are located at 1653 Whichard's Beach Road, Washington, North Carolina. The purposes of the Meeting are:

         1. To ratify the Board of Directors' appointment of Pritchett, Siler & Hardy, Certified Public Accountants, to serve as the Company's accountants and independent auditors for the fiscal year ending June 30, 1998.

         2. To elect a Board of Directors consisting of seven members to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Company's 1997 Annual Report has been mailed separately to you. The Company is enclosing a proxy statement and proxy card to be voted at the Meeting. The Company requests that you complete and sign the enclosed proxy card and return it in the enclosed envelope. Of course, you are welcome to attend the Meeting in person if you wish, and we would be delighted to see you there.

                                                             Very truly yours,

                                                             Blanche C. Williams
                                                             Secretary
March 16, 1998

                       FOUNTAIN POWERBOAT INDUSTRIES, INC.
                   P.O. Drawer 457, 1653 Whichard's Beach Road
                        Washington, North Carolina 27889

                                 PROXY STATEMENT

                             MEETING OF STOCKHOLDERS
                                   To Be Held
                                 April 21, 1998


General

         This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share (the "Common Stock"), of Fountain Powerboat Industries, Inc. (the "Company") on behalf of the Company in connection with the meeting of stockholders (the "Meeting") to be held on Tuesday, April 21, 1998, and at any adjournments thereof. The Meeting will be held at 10:00 a.m., local time, on the above date in the Second Floor Conference Room at the Company's principal executive offices at 1653 Whichard's Beach Road, Washington, North Carolina. The matters to be acted upon at the Meeting are set forth in the accompanying Notice and are described herein.

         The Company is soliciting proxies in the accompanying form for use at the Meeting if a stockholder does not attend the meeting in person or wishes to vote shares by proxy even if the stockholder plans to attend the meeting. All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted in favor of Proposal 1 and Proposal 2 listed in the accompanying proxy card and described below. If any other business is brought before the meeting, the proxies will be voted in accordance with the judgment of the persons voting the proxies.

         A stockholder who has given a proxy may revoke it at any time prior to such proxy being voted at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy. This proxy statement and the accompanying form of proxy are being mailed to the Company's stockholders on or about March 16, 1998. The Company's 1997 Annual Report to Stockholders has been previously mailed to stockholders. Please contact Carol Price at the Company (919-975-2000; after March 22, 1998, 252-975-2000) if you have not received your copy.

         The Company will bear the cost of preparing the proxy statement and of soliciting proxies in the accompanying form. Proxies may be solicited personally and by telephone by directors, officers and employees of the Company without additional compensation. Arrangements also may be made with brokerage firms or other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation material to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Record Date and Voting Rights

         Only stockholders of record at the close of business on March 12, 1998 will be entitled to vote at the Meeting or any adjournment or adjournments thereof. The voting securities of the Company are the shares of its Common Stock, of which 4,755,108 shares were issued and outstanding as of March 12, 1998. The Company's subsidiary, Fountain Powerboats, Inc. (the "Subsidiary"), holds 15,000 of such shares which are treated as treasury shares and not entitled to be voted. All other outstanding shares of Common Stock are entitled to one vote per share on each matter submitted for voting at the Meeting.

         The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Meeting will constitute a quorum. Shares represented by proxies that are marked "FOR," "AGAINST" or "ABSTAIN" with respect to the ratification of the appointment of independent accountants or any other matter will be counted as shares present for purposes of determining the presence of a quorum on all matters, including the election of directors. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes"). Directors will be elected by a majority of the votes cast. Cumulative voting is not allowed. The ratification of independent auditors and any other business coming before the meeting requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On such matters, an abstention will have the same effect as a negative vote (and with respect to the election of directors, a vote against all nominees) but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on votes on these matters.

Beneficial Ownership of Common Stock

         Principal Stockholders. The following table sets forth certain information with respect to each person known to the Company to beneficially own more than five percent (5%) of the Company's Common Stock as of February 16, 1998. The table has been prepared based on information provided to the Company by each such stockholder.

     Name and                           Amount of Beneficial          Percent of
      Address                                Ownership                 Class (3)
      -------                                ---------                 ---------

Reginald M. Fountain, Jr.
P.O. Drawer 457
Whichard's Beach Road
Washington, N.C.  27889                   2,569,372 (1)               49.22%

Triglova Finanz, A.G.
P.O. Box 1824
52nd Street
Urbanization Obarrio
Torre Banco Sur, 10th Floor
Panama City,
Republic of Panama                          408,750 (2)                8.65%
-------------------

(1) Includes options to acquire 480,000 shares of Common Stock. Options held by Mr. Fountain are deemed exercised in calculating the percentage of outstanding shares owned by him.

(2) The Company is informed that the shares shown as beneficially owned by Triglova Finanz, A.G. are owned directly by it, and it claims shared voting and investment power with respect to all such shares held by Mr. Filippo Dollfus De Vockersberg, C/O Fider Service, 1 Via Degli Amadio 6900, Lugano, Switzerland. Mr. Dollfus had been authorized to act as attorney-in-fact for Triglova Finanz, A.G., and, therefore, claims shared voting and investment power with respect to such shares.

(3) The percentage for each person is calculated without inclusion in the number of shares outstanding of the shares of Common Stock held by the Subsidiary.

         Directors, Nominees and Executive Officers. The following table sets forth the beneficial ownership of the Company's Common Stock as of February 16, 1998, for each of the Company's directors, nominees and executive officers named in the Summary Compensation Table and for all directors, nominees and executive officers of the Company as a group.

                                                Amount of              Percent
                                               Beneficial                of
      Name                                      Ownership              Class (3)
      ----                                      ---------              ---------
George L. Deichmann, III                               0                    0%

Darryl M. Diamond, M.D.                                0                    0%

Reginald M. Fountain, Jr. (1)                  2,569,372 (2)            49.22%

Craig F. Goess                                         0                    0%

Gary E. Mazza III (1)                             46,744                   (4)

Federico Pignatelli (1)                           30,000 (2)               (4)

Mark L. Spencer (1)                               33,525 (2)               (4)

All directors, nominees and executive
officers as a group (9 persons)                2,679,941 (2)            50.88%
-----------------
(1) Except as otherwise indicated, to the best knowledge of management of the Company, each of the persons listed or included in the group has sole voting and investment power over all shares shown as beneficially owned. The percentage for each person and for all directors and executive officers as a group is calculated without inclusion in the number of shares outstanding of the shares of Common Stock held by the Subsidiary.

(2) For Mr. Fountain, includes options to purchase 480,000 shares of common stock. For Messrs. Spencer and Pignatelli includes options to purchase 30,000 and 6,000 shares of Common Stock, respectively. Options held by each such individual are deemed exercised in calculating the percentage of outstanding shares owned by such individual, and all options held by members of the group are deemed exercised in calculating the percentage of outstanding shares owned by the group.

(3) The percentage for each person is calculated without inclusion in the number of shares outstanding of the shares of Common Stock held by the Subsidiary.

(4)  Less than 1%.


                       PROPOSAL NO. 1: ACCOUNTING MATTERS

         The Board has selected the firm of Pritchett, Siler & Hardy, independent certified public accountants, to serve as auditors for the fiscal year ending June 30, 1998, subject to ratification by the stockholders. This firm has served as the independent auditors for the Company for several years. Representatives of Pritchett, Siler & Hardy are not expected to be present at the annual meeting and therefore will not have an opportunity to make a statement and will not be available to respond to appropriate questions.

         The Board of Directors recommends that stockholders vote "FOR" ratification of Pritchett, Siler & Hardy as independent accountants. Proxies, unless indicated to the contrary, will be voted "FOR" ratification of the appointment of Pritchett, Siler & Hardy as independent accountants.


                      PROPOSAL NO. 2: ELECTION OF DIRECTORS

         Pursuant to the Company's Bylaws, the Board of Directors recently set the number of directors of the Company at seven. Currently, four members serve on the Board of Directors. Each director elected at the Meeting will serve until the Company's next annual meeting of stockholders or until his successor shall be duly elected and shall qualify. The Board of Directors has nominated George
L. Diechmann, III, Darryl M. Diamond, Reginald M. Fountain, Jr., Craig F. Goess, Gary E. Mazza, III, Federico Pignatelli and Mark L. Spencer for election as directors. Pursuant to the Company's Bylaws, at the Meeting any stockholder may nominate any person for election as a director. The seven nominees receiving a majority of the votes cast in the election will be elected. If fewer than seven nominees receive a majority of the votes cast in the election, only those nominees receiving a majority vote will be elected. Although the Board of Directors does not expect that any of the nominees named will be unavailable for election, in the event that any nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may nominate.

         Set forth below is certain information regarding the Board's nominees for election to the Board of Directors. Messrs. Fountain, Mazza, Pignatelli and Spencer currently serve on the Board of Directors.

GEORGE L.  DEICHMANN,  III,  age 54, is the  President  and owner of Trent  Olds
Cadillac/Buick/GMC,   an  automobile  dealership  located  in  New  Bern,  North
Carolina.

DARRYL M. DIAMOND, M.D., age 61, is a retired physician. From 1984 to 1986, Dr. Diamond served as a director of the Company's Subsidiary.

REGINALD M. FOUNTAIN, JR., age 57, founded the Company's Subsidiary during 1979 and has served as its Chief Executive Officer from its organization. He became a director and President of the Company upon its acquisition of the Subsidiary in August 1986. Mr. Fountain presently serves as Chairman, President, Chief Executive Officer and Chief Operating Officer of the Company and its Subsidiary. From 1971 to 1979, Mr. Fountain was a world-class race boat driver and was the Unlimited Class World Champion in 1976 and 1978. Mr. Fountain has been a director of the Company since its inception.

CRAIG F. GOESS, age 43, is the President and General Manager of Greenville Toyota, an automobile dealership located in Greenville, North Carolina.

GARY E. MAZZA, III, age 59, became a director of the Company on December 28, 1993. Mr. Mazza is a practicing attorney in the business, tax and international areas of the law in Annapolis, Maryland. He also practices law in New York and Virginia. He is the Chairman of Triangle Tractor & Trailer, Inc., a Director of the American Red Cross of Maryland, and an Adjunct Professor at the University of Maryland. He is the founder, Executive Vice President, and General Counsel for Aerovias Quisqueana, C. por A., Santo Domingo, Dominican Republic. Mr. Mazza is Mr. Fountain's father-in-law. Mr. Mazza has served as a director of the Company since 1993.

FEDERICO PIGNATELLI, age 45, became a director of the Company on April 8, 1992. Since 1992, Mr. Pignatelli has served as the U.S. representative of Eurocapital Partners, Inc., an investment banking firm. Mr. Pignatelli was elected as a director of the Company pursuant to the right of Eurocapital Partners, Ltd. to designate one member of the Board of Directors in connection with a private placement of the Company's Common Stock. Mr. Pignatelli also serves as chairman of BioLase Technology, Inc. a company which produces medical and dental lasers and endodontic products. Mr. Pignatelli has served as a director of the Company since 1992.

MARK L. SPENCER, age 42, serves as President of Spencer Communications, an advertising and public relations firm specializing exclusively in the marine industry, which he founded in 1987. During the last eight years Mr. Spencer has also served as an on-camera "expert" commentator for ESPN covering power boat racing. Mr. Spencer has served as a director of the Company since 1992.

Meetings and Committees of the Board of Directors

         The Company's Board of Directors met nine times during Fiscal 1997. All directors attended more than 75% of the meetings. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees, and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Compensation Committee, which met once during the fiscal year, consists of Messrs. Pignatelli and Spencer. The Audit Committee, which met once during the fiscal year, consists of Messrs. Pignatelli and Spencer.

Compensation of Directors

         The Company's directors do not currently receive any type of compensation in conjunction with their services as directors, except that they are reimbursed for travel and other out-of-pocket expenses incurred in attending Board meetings.

Executive Compensation

         The following table sets forth the compensation awarded, paid to or earned by the Company's chief executive officer, who was the only executive officer of the Company whose salary and bonus in fiscal 1997 exceeded $100,000.

                                            SUMMARY COMPENSATION TABLE


                                                                                  Long-term Compensation
Name and Principal          Fiscal             Annual Compensation                      Awards
     Position                Year          Salary($)(1)    Bonus($)(2)       Securities Underlying Options (#)
     --------                ----          ------------    -----------       ---------------------------------
Reginald M. Fountain Jr.     1997           350,000           151,717                         0
 President, Chief
 Executive Officer,          1996           232,154           199,984                         0
 and Chief Operating
 Officer (3)                 1995           221,650           106,438                   450,000


(1) The Board of Directors increased Mr. Fountain's annual base salary to $285,000 for the period March 30, 1995 to March 30, 1996 and to $350,000 for fiscal 1997. The amounts shown do not include the value of certain perquisites received in addition to salary and bonus compensation. The aggregate value of such perquisites was less than ten percent (10%) of the total salary and bonus amount in each fiscal year.

(2) The bonuses paid to Mr. Fountain for fiscal 1995, 1996 and 1997 were authorized by the Board on May 1, 1994. His bonus represents 5% of the Subsidiary's net income after the profit sharing distribution, if any, but before income taxes and is limited to a maximum of $250,000 per fiscal year.

(3) Mr. Fountain does not participate in the Company's 401(k) Plan and has no other long-term compensation, other than stock options.

         The following table contains certain information concerning stock options awarded to the Company's Chief Executive Officer:

                                           FISCAL YEAR END OPTION VALUES


                                  Number of Securities                        Value of Unexercised
                             Underlying Unexercised Options                   In-the-money Options
                                 at Fiscal Year-end (#)                      at Fiscal Year-end ($)
                                ------------------------                     ----------------------
Name                        Exercisable        Unexercisable               Exercisable       Unexercisable
----                        -----------        -------------               -----------       -------------
Reginald M.
Fountain, Jr.                480,000                 0                     2,479,680(1)            0

------------

(1) The closing sale price of the Common stock on June 30, 1997 was $9.833. Value equals the difference between aggregate market value of the shares of Common Stock underlying the options and the aggregate exercise price under the options.

Employment Agreement

         Reginald M. Fountain, Jr. serves as the Company's President, Chief Executive Officer and Chief Operating Officer pursuant to an employment agreement entered into during 1989. The Agreement provides for a term of one year and for automatic renewals at the end of each year for additional one-year periods until terminated. Pursuant to the agreement, Mr. Fountain receives a base salary approved by the Board of Directors and an annual cash bonus based upon the Company's net profits before taxes. On May 1, 1994, the Board of Directors authorized an increase in the annual bonus payment to Mr. Fountain to 5% of net income after profit sharing distribution but before income taxes limited to a maximum of $250,000. Bonuses of $151,717 for fiscal 1997, $199,984 for fiscal 1996 and of $106,438 for fiscal 1995 were paid to Mr. Fountain. The agreement terminates upon Mr. Fountain's death or permanent disability.

Board Report on Executive Compensation

         The Company's executive compensation program is administered by the Company's Board of Directors and the Board's Compensation Committee.

         Since its inception, the Company has maintained the philosophy that compensation of its executive officers and other employees be directly and materially linked to operating performance. Executive officers have been eligible in the past to participate in a stock option plan. Although no awards were made under such plan in fiscal 1997, such plan may be employed in the future to more directly link executive compensation to the Company's performance.

         The entire Board of Directors, including its Chairman, Mr. Reginald M. Fountain, Jr., who also serves as the President, Chief Executive Officer, and Chief Operating Officer of both the Company and its Subsidiary, has prescribed unanimously the compensation amounts for the Company's executive officers. These compensation amounts are deemed adequate by the Board and the Compensation Committee based upon their subjective judgment as to the qualifications, experience, and performance of the individual executive officers, as well as, the Company's size, complexity, growth, and financial performance.

         Upon the resignation of the Subsidiary's President and Chief Operating Officer on June 23, 1992, Mr. Fountain was elected to these positions in addition to his duties as Chairman and Chief Executive Officer. Recognizing his increased responsibilities, the Board, acting unanimously, subsequently increased his base salary from $115,000 per year to $187,200 effective October 6, 1992. During Fiscal 1995, recognizing the Company's much improved financial performance under his leadership, the Board increased Mr. Fountain's annual salary to $285,000 for the period beginning March 30, 1995 through March 30, 1996, and to $350,000 thereafter.

         The entire Board has also approved Mr. Fountain's employment agreement with the Company, more fully described above under "Employment Agreement," which provides for a minimum base salary and an annual cash bonus equal to 5% of the Subsidiary's net profits after profit sharing distribution but before income taxes. The amount of the bonus is limited to $250,000 per year. Bonuses were paid to Mr. Fountain of $151,717 for fiscal 1997, $199,984 for fiscal 1996 and $106,438 for fiscal 1995.

                            REGINALD M. FOUNTAIN, JR.
                               GARY E. MAZZA, III
                               FEDERICO PIGNATELLI
                                 MARK L. SPENCER


Compensation Committee Interlocks and Insider Participation

         During 1997, the Company paid Spencer Communications, Inc. a total of $547,436 for advertising and public relations services. Mr. Mark L. Spencer is the President and sole shareholder of Spencer Communications, Inc.

         The Company rented apartments during fiscal 1997 from entities owned by Mr. Fountain. The apartments were used primarily for temporary lodging for relocating and transient Company personnel and for Company visitors. For fiscal 1997 such rental payments totaled $17,260.

         During fiscal 1997, the Company rented an airplane from an entity owned by Mr. Fountain. Rental payments were based upon the actual hours that the airplane was used for Company business plus a monthly stand-by charge for the exclusive use of the airplane. For fiscal 1997 such rental payments totaled $296,498. During the first quarter of Fiscal 1998, the Company purchased an airplane from Mr. Fountain for $1,375,000. Such amount consisted of the assumption by the Company of approximately $955,000 of indebtedness of Mr. Fountain secured by the airplane (which was the remaining amount of the indebtedness Mr. Fountain had incurred in purchasing the airplane) and the delivery of a promissory note to Mr. Fountain of approximately $420,000 payable in 18 months.

         During fiscal 1996, Craig F. Goess operated a dealership to sell Fountain powerboats. Such business purchased powerboats directly from the Company for immediate resale to customers. Mr. Goess no longer operates such dealership.

         The Company believes that all of the above  transactions  were on terms
no  less   favorable  to  the  Company  than  would  have  been   obtained  from
non-affiliated parties.

         The Company received a demand letter dated February 22, 1996 from a representative of a celebrity alleging damages in connection with an advertisement for the Company that used the celebrity's name. The monetary demand was for $1,000,000 if the claim was resolved prior to the institution of a lawsuit, which was threatened. On January 2, 1997, the Company filed a declaratory judgment action in U.S. District Court for the Eastern District of North Carolina against the celebrity, his affiliates and Mark L. Spencer, doing business as Spencer Communications (which was believed to have created and placed the advertisement), claiming it did not know of or approve of the ad using the celebrity's name. On May 8, 1997, the celebrity and his company filed a response with counterclaim against the Company and a crossclaim against Mr. Spencer claiming trademark infringement, unfair competition and dilution and seeking compensatory damages of $10,000,000 and punitive and treble damages and attorneys' fees.

Performance Table

         The following table was prepared by Standard & Poor's Compustat Services, Inc. It compares the Company's cumulative total stockholder return with a stock market performance indicator (S & P 500 Index) and an industry index (S & P Leisure Time). The table assumes a base point investment on June 30, 1992 of $100.00 in the Company's stock and in each index. Accumulated returns are noted through June 30, 1997. Each time period covered by the table gives the dollar value of the investment assuming monthly reinvestment of dividends. The Company has never paid any dividends.



                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]









                                             Years Ending June 30,
                     ------------------------------------------------------------------
                     1992         1993         1994       1995         1996       1997
                     ----         ----         ----       ----         ----       ----
Company               100         85.99        37.99      91.98       183.99     235.97
S&P 500 Index         100        113.33       115.23     145.27       183.04     246.55
Leisure Time          100        119.55       120.60     146.47       191.32     240.33


Section 16(a) Beneficial Ownership Reporting Compliance

         To the Company's knowledge, based solely on review of the copies of reports under Section 16(a) of the Securities Exchange Act of 1934 that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1997 all executive officers, directors and greater than ten-percent beneficial owners have complied with all applicable Section 16(a) filing requirements.

                           ANNUAL REPORT ON FORM 10-K

         The Company has filed with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended June 30, 1997. Upon the written request of any person who is a stockholder of the Company as of the record date for the Meeting, a copy of the Company's 1997 Annual Report on Form 10-K including financial statements will be forwarded to such stockholder without charge. Such request should be made to Carol J. Price, Director of Investor Relations, Fountain Powerboat Industries, Inc., Post Office Drawer 457, Washington, North Carolina, 27889 (919-975-2000; after March 22, 1998, 252-975-2000).

                             STOCKHOLDERS' PROPOSALS

         Stockholders' proposals intended for inclusion in the Company's proxy statement and the form of the proxy for the Annual Meeting in following the fiscal year ending June 30, 1998 should be sent by certified mail, return receipt requested, and must be received by the Company at its principal executive offices (Attention: Secretary) by November 16, 1998. Such proposals may be made only by persons who are stockholders, beneficially or of record, on the date the proposal is submitted and who continue in such capacity through the meeting date, of at least 1% or $1,000 in market value of securities entitled to be voted at the meeting, and have held such securities for at least one year.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be brought before the Meeting.

                                      FRONT

Revocable Proxy             FOUNTAIN POWERBOAT INDUSTRIES, INC.
                               ANNUAL MEETING OF STOCKHOLDERS
                                 to be held on April 21, 1998

          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Blanche C. Williams and Joseph F. Schemenauer as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Fountain Powerboat Industries, Inc. (the "Company") held of record by the undersigned on March 12, 1998 at the annual meeting of stockholders to be held on April 21, 1998 (the "Annual Meeting") or any adjournment thereof.

1. PROPOSAL TO RATIFY THE BOARD OF DIRECTORS' SELECTION OF PRITCHETT, SILER & HARDY, CERTIFIED PUBLIC ACCOUNTANTS, as the Company's independent public accountants

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


2.  ELECTION OF DIRECTORS  FOR all nominees listed below
                           (except as marked to the contrary below)  [   ]

                           WITHHOLD AUTHORITY
                           to vote for all nominees listed below     [   ]

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     George L. Diechmann, III, Darryl M. Diamond, Reginald M. Fountain, Jr., Craig F. Goess, Gary E. Mazza, III, Federico Pignatelli and Mark L. Spencer

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please  sign  and  date  on  the  reverse   side  and  return  in  the  enclosed
postage-prepaid envelope.
--------------------------------------------------------------------------------

                                      BACK
--------------------------------------------------------------------------------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRITCHETT, SILER & HARDY, CERTIFIED PUBLIC ACCOUNTANTS AND THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN, AND THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL AND FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS DIRECTED.

The undersigned acknowledges receipt of the Notice of Rescheduled Annual Meeting and Proxy Statement dated March 16, 1998, and revokes all proxies heretofore given by the undersigned.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           DATED: ______________________________________,  1998

                           ----------------------------------------------------
                           Signature

                           ----------------------------------------------------
                           Signature if held jointly

                           ----------------------------------------------------

                           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------